UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2025

The Marygold Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41318	90-1133909
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 Calle Iglesia Unit B San Clemente, CA 92672
(Address of Principal Executive Offices and Zip Code)

(949) 429-5370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MGLD	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

On January 26, 2025, The Marygold Companies, Inc., a Nevada corporation (“Company”), entered into an underwriting agreement (“Underwriting Agreement”) with Maxim Group LLC, as sole underwriter and book-running manager, pursuant to which the Company agreed to issue and sell an aggregate of 2,050,000 shares (“Firm Shares”) of its common stock, par value $0.001 per share (“Common Stock”), at a price to the public of $1.10 per share (“Offering”). Pursuant to the Underwriting Agreement, the Company granted the underwriter a 45-day option to purchase up to an additional 307,500 shares of its Common Stock (“Option Shares,” and together with the Firm Shares, “Shares”) at the public offering price, less underwriting discounts and commissions.

The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (“Securities Act”). The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-283898) that was initially filed by the Company with the Securities and Exchange Commission (“SEC”) on December 18, 2024, and declared effective by the SEC on December 27, 2024, and a related prospectus supplement. A prospectus supplement relating to the Offering will be filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The Company estimates that the net proceeds of this offering, after deducting underwriting discounts and commissions and estimated offering expenses, will be approximately $1,850,000 (or approximately $2,160,000 if the underwriter exercises its option to purchase additional shares in full). The Company intends to use a portion of the net proceeds from the Offering to retire or reduce debt, make further capital contributions to its Marygold & Co. subsidiaries, and for other general working capital and corporate purposes. The Company expects the Offering to close on or about January 28, 2025, for the Firm Shares, subject to the satisfaction of customary closing conditions.

The representations, warranties and covenants contained in the Underwriting Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the parties thereto. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement and not to provide investors with any other factual information regarding the Company or its businesses, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

A copy of the opinion of Somertons, PLLC, relating to the legality of the issuance of the Shares in connection with the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01	Other Events.

On January 24, 2025, and January 26, 2025, the Company issued press releases announcing the launch and the pricing of the Offering, respectively. Copies of the press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Assuming net proceeds of $1,850,000 from the Offering and excluding any additional proceeds from the underwriters’ exercise of their option to purchase additional shares, the Company intends to use a portion of the net proceeds from the Offering to retire or reduce debt, make further capital contributions to its Marygold & Co. subsidiaries, and for other general working capital and corporate purposes. The Company will require additional capital to retire or further reduce debt and for other general working capital and corporate purposes.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 26, 2025, between The Marygold Companies, Inc., and Maxim Group LLC
5.1	Opinion of Somertons, PLLC
23.1	Consent of Somertons, PLLC (contained in Exhibit 5.1)
99.1	Launch Press Release, dated January 24, 2025
99.2	Pricing Press Release, dated January 26, 2025
104	Cover Page Interactive Data File (embedded within inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report. These forward-looking statements involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K other than statements of historical fact, including statements about the Company’s future expectations, plans and prospects, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, operations and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements, including the factors discussed in the “Risk Factors” section contained in the Company’s Registration Statement on Form S-3 (File No. 333-283898), the preliminary prospectus supplement and final prospectus supplement related to the Offering, and the quarterly and annual reports that the Company files with the Securities and Exchange Commission and other factors described in such filings. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2025	THE MARYGOLD COMPANIES, INC.

	By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
Chief Executive Officer (Principal Executive Officer)